Exhibit 99.1

Lantronix Announces Acquisition of Uplogix

•	Increases Scale of Out-of-Band Remote Management Solutions Product Offerings
•	Solidifies Lantronix Market Position With Complementary High-End Solutions
•	Drives Significant Engineering Synergies and Leverages Lantronix Sales Motion and Reach
•	Acquisition Expected to be Accretive to Lantronix GAAP Gross Margins
•	Lantronix Expects Acquisition to be Accretive to Non-GAAP EPS Within First Six Months Post-Close

IRVINE, Calif., Sept. 12, 2022 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for Intelligent IT and Internet of Things (IoT), today announced its acquisition of Out-of-Band (OOB) management solutions provider, Uplogix, Inc. for approximately $8 million in cash, with an additional payment of up to $4 million subject to the achievement of certain revenue targets for Uplogix.

The transaction will bring immediate scale to Lantronix's Out-of-Band remote management solutions, adding a complementary high-end product offering, including high-margin maintenance and licensing revenues. Lantronix sees significant operating and product development synergies in the combined company and expects the acquisition will be accretive to non-GAAP earnings in the first six months of operations.

Out-of-Band network management solutions address the need for more resilient networks for 5G IoT and Edge Computing applications. Gartner Research estimates by 2025, more than 50% of enterprise-managed data will be created and processed outside the datacenter or cloud. Lantronix’s investment in OOB technology expands its offering to continue to meet the growing demands of this market.

Lantronix today further reported that it has entered into an amendment to its current Third Amended and Restated Loan and Security Agreement with Silicon Valley Bank to provide Lantronix with an additional term loan, in the original principal amount of $5 million, to be used to fund the acquisition of Uplogix and for working capital purposes.  The additional term loan bears interest at either term SOFR or the prime rate, at the option of Lantronix, plus a margin that ranges from 3.10% to 4.10% in the case of term SOFR and 1.50% to 2.50% in the case of prime rate, depending on Lantronix’s total leverage with a term SOFR floor of 1.50% and a prime rate floor of 3.25%.

Uplogix’s last twelve-month revenues were approximately $9 million. Lantronix will update its Fiscal 2023 revenue guidance to include this acquisition in its next quarterly earnings report.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2023 and the expected benefits of the acquisition of Uplogix to Lantronix and its stockholders, including expected synergies in the combined company, the accretive nature of the acquisition, and expected future operating results of the combined company. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: our ability to integrate the acquired business successfully and achieve the anticipated benefits; risks relating to any unforeseen liabilities of the acquired business; the outcome of any legal proceedings that may be instituted against any of the parties in connection with the acquisition; any loss of management or key personnel; the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate future acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from future acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of that report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections

© 2022 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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